REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Partners of
Zazove Convertible Fund, L.P.:

We have audited the accompanying balance sheet of ZAZOVE CONVERTIBLE FUND L.P. (a Delaware limited partnership), including the schedule of investments, as of December 31, 1996, and the related statements of operations, and cash flows for the year then ended and the statements of changes in partners' capital and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Managing General Partner. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers.
An audit also includes assessing the accounting principles used and significant estimates made by the Managing General Partner, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove Convertible
Fund L.P. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended and the changes in its partners' capital and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


[Signature]

Arthur Andersen LLP
Chicago, Illinois
February 7, 1997



ZAZOVE CONVERTIBLE FUND, L.P.
Balance Sheet
As of December 31, 1996

ASSETS:
Cash and cash equivalents                           $ 41,633.00
Investments, at market value - cost $35,857,641   38,228,610.55
Receivables -
   Securities sold, not settled                      966,744.18
   Interest                                          344,099.92
Total Receivables                                  1,310,844.10
Capital Expenditures                                  15,029.79
Total Assets                                       9,596,117.44

LIABILITIES & PARTNERS' CAPITAL:
Liabilities -
   Securites purchased, not settled                2,278,568.50
   Securities sold short - cost $(1,416,592)       1,480,445.00
   Margin account due to brokers                     990,673.60
   Accounting Payable                                 20,000.00
   Margin interest payable                             5,682.33
   Payable for custody of assets                       1,425.40
   Dividend expense payable                            5,817.38
   Misc. Payable                                      35,234.38
   Payable to Adviser                                  3,599.83
Total liabilities                                  4,821,446.42

Partners' Capital                                 34,774,671.02
Total Liabilities and Partners' Capital           39,596,117.44


Partners' Capital
   General Partners
     Zazove Convertible Management, L.P.             338,836.82
     Gene Pretti                                         704.64
     Andrew Goodwin                                     7,166.23
     Peter Lechman                                       704.64
     Jack Hansen                                         624.34
     Steve Kleiman                                       624.34
   Total General Partners' Capital                   348,661.01
   Limited Partners' Capital                      34,426,010.01
Total Partners' Capital                           34,774,671.02

Zazove Convertible Fund, L.P.
Schedule of Investments
As of December 31, 1996
(Unaudited)

Principal       Market Value
CONVERTIBLE BONDS - 74.92%

ADT Operations, Inc.  *         2,000,000      1,305,000.00
American Medical Response  t     770,000         822,937.50
Apple Computer Incorporated      950,000         931,000.00
Argosy Gaming Co.                850,000         690,625.00
Banco De Galicia                1,000,000      1,178,750.00
BankAtlantic Bancorp Inc.       1,000,000      1,103,750.00
Chock Full O' Nuts               120,000         101,250.00
Complete Management Inc.         325,000         328,250.00
Complete Management Inc.         850,000         892,500.00
Diagnostic/Retrieval Systems     650,000         976,625.00
Emerson Radio                   2,050,000      1,127,500.00
Empresas ICA Socieded           1,000,000        707,500.00
FPA Medical Management  t        720,000         727,200.00
ICN Pharmaceuticals              750,000         817,500.00
Inversiones y Representaciones S 200,000         199,000.00
Lernout & Hauspie Speech Product1,000,000      1,010,000.00
Liblife Int'l BV  *              285,000         320,625.00
North American Vaccine  t        500,000         524,375.00
Occusystems Inc.  T  *          1,000,000      1,110,000.00
Office Depot, Inc.              1,000,000        600,000.00
Offshore Logostics  t            600,000         631,500.00
Phoenix Shannon  9.500%  t  x   1,300,000        650,000.00
PhyMatrix Corp.                  800,000         664,000.00
Physicians Resource Group  t    1,000,000        980,000.00
Pier 1 Imports                   900,000       1,023,750.00
Plasma & Materials Tech  t       450,000         450,000.00
Quintiles Transnational  t       300,000         315,750.00
Reno Air                         750,000         765,000.00
Sepracor, Inc.  T  *             680,000         717,400.00
Sierrawest Bancorp.              385,000         596,750.00
Tenet Healthcare Corp.          1,000,000      1,057,500.00
U.S. Diagnostic Labs Incorporate 700,000         878,500.00
United Waste Systems Incorporate 900,000       1,086,750.00
Uromed Corp.  T                  800,000         762,000.00

  Total convertible bonds (cost--$25,077,8$26,053,287.50)

CONVERTIBLE PREFERRED - 27.76%   Shares         Market Value

Alliance Gaming Corp. PIK 11.50%  24,437      1,970,259.57
Banco Comerc Portugues $4.000     20,000      1,032,500.00
Fuji Int'l Finance Trust  $.0672  23,000        606,050.00
General Datacomm Industry $2.25   25,000        631,250.00
Globalstar Telecom $3.25          10,000        556,250.00
Network Imaging $2.00             53,000        798,312.50
Noram Financing $3.125            19,500      1,238,250.00
PennCorp Financial Group Inc. $3  15,000        885,000.00
Phoenix Duff & Phelps (Class A)    8,000        200,000.00
Public Storage $2.0625            20,000      1,042,500.00
Walden Residential Prop (Class A  24,000        693,000.00

     Total preferred stocks (cost--$8,514,867$9,653,372.07

COMMON STOCK - 3.55%             Shares        Market Value
Alliance Capital Management, L.P  25,000        665,625.00
Oppenheimer Capital L.P.          11,700        409,500.00
Sunsource LP (Class B)            39,000        160,875.00

    Total common stock (cost--$1,103,527.48)$1,236,000.00

SHORT STOCK - (4.26)%            Shares       Market Value
Globalstar Telecommunication      -6,100       (376,675.00)
Plasma & Materials Tech.          -5,000        (60,000.00)
Public Storage Inc.              -33,670     (1,043,770.00)

     Total short stock (cost--($1,416,592.59)($1,480,445.00)

WARRANTS - 3.70%                Warrants       Market Value
Audiovox (3/15/01, 7.125 Strike)  16,800          25,200.00
Viacom Class E                   504,300       1,260,750.00

        Total warrants (cost--$1,161,394.80)   $1,285,950.00

        Other assets less liabilities         $1,973,494.53)

PARTNERS' CAPITAL - - 100%                    $34,774,670.04


* Non-income producing.
t These securities are subject to contractual or legal restrictions on their resale. As of December 31, 1996 the value of these securities as a percentage of investment assets was 31.68%.
x The Novemeber 1, 1996 interest payment due on this security was not paid.
Percentages are taken as a percent of Partners'
Capital on December 31, 1996.


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Operations
For the year ended December 31, 1996

INVESTMENT INCOME
   Dividends                             590,155.32
   Interest                            1,439,990.80
   Other                                   6,684.84
TOTAL INVESTMENT INCOME                2,036,830.96


EXPENSES:
   Management fee                       559,416.17
   Margin Interest                      178,408.70
   Custodian fees                        15,210.67
   Director fees                          6,000.00
   State taxes                              100.00
   Organizational expense                 7,214.28
   Accounting and legal expense          21,547.73
   Misc. expense                            801.36
   Dividend expense on short positions   16,369.38
   Printing expense                       2,500.89
TOTAL EXPENSE                           807,569.18
NET INVESTMENT INCOME                 1,229,261.78

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS:
   Net realized gain on investments        3,901,786.04
   Net change in unrealized appreciation or
      depreciation of investments          1,449,052.39
NET GAIN ON INVESTMENTS                    5,350,838.43

NET INCREASE IN PARTNERS' CAPITAL
  RESULTING FROM OPERATIONS                 6,580,100.21


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Changes in Partners' Capital
For the year ended December 31, 1996

OPERATIONS:
Net investment income                      1,229,261.78
Net realized gain on investments           3,901,786.04
Net change in unrealized appreciation/
  depreciation of investments              1,449,052.39

Net increase in partners' capital
  resulting from operations                 6,580,100.21

PARTNERS' CAPITAL TRANSACTIONS:
Contributions                                5,165,982.76
Withdrawals                                 (1,910,324.36)
Net Contributions                            3,255,658.40

Net increase in partners' capital             9,835,758.61


PARTNERS' CAPITAL
Beginning of period                          24,938,912.41
End of period                                 34,774,671.02

ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Cash Flows
For the year ended December 31, 1996

Cash Flows from Operating Activities:
  Net increase in partner's capital from
  operations                                    6,580,100.21
  Adjustments to reconcile net decrease in
  partner's capital from operations to cash
  used in operations -
   Net change in unrealized gains/losses
   on investment                              (1,449,052.39)
   Net realized gain on investment            (3,901,786.04)
   Decrease in dividends receivable               13,454.40
   Increase in interest receivable                (6,367.19)
   Decrease in organizational expenditures          7,214.28
   Decrease in payable for tax reserve            (17,729.02)
   Increase in margin interest payable              4,061.96
   Increase in adviser payable                      3,396.10
   Decrease in payable for director fees           (1,000.00)
   Increase in dividend expense payable             5,817.38
   Increase in misc. payable                       19,250.00
   Increase in accounting payable                   3,750.00
   Increase in payable for custody of assets          236.98

   Cash received from -
   Sale of securities                          81,663,855.79
   Securities sold short                       10,210,714.38
   Securities sold in prior period, settled this period
   Cash paid to-
   Purchase securities                        (86,123,911.98)
   Cover short sales                          (10,173,455.00)
   Securities bought in prior period, settled
   this period                                 (1,240,815.00)
  Net cash used in operations                  (4,402,265.14)

Cash Flows from Financing Activities:
  Partner's contributions                       5,165,982.76
  Partner's withdrawals                        (1,910,324.36)
  Increase in margin account due to brokers       990,673.60
  Net cash provided by financing                4,246,332.00

  Net increase in cash and cash equivalents      (155,933.14)

Cash and Cash Equivalents, beginning of period     197,567.12
Cash and Cash Equivalents, end of period            41,633.98

1.	SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Fund L.P., a Delaware limited partnership, (the "Partnership") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The investment objective of the Partnership is to maximize long term appreciation and to preserve capital primarily through investments in convertible debt and equity securities. Zazove
Associates, LLC, is the Partnership's Investment Advisor.

The following is a summary of significant accounting policies:

Security Valuations
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices.
Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Managing General Partner, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Managing General Partner.

Cash and Cash Equivalents
For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments.
Total interest payments made during the 1996 were $11,426 and $174,348, respectively.

Organizational Costs
Costs incurred by the Partnership in connection with its organization and registration were $36,000. These costs are being charged ratably against income over 60 months from commencement of operations by the Partnership.

Other Policies
The accounts of the Partnership are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	GENERAL PARTNERS:

The Partnership's business and affairs are managed by its General Partners, which consist of the Managing General
Partner and five Director General Partners.

Managing General Partner
The Zazove Convertible Management Limited Partnership, an Illinois limited partnership that is an affiliate of the Investment Advisor and is controlled by Gene T. Pretti, is responsible for the supervision of the business and affairs of the Partnership. Except for certain actions requiring the approval of the Partners or the Director General Partners, the Managing General Partner has the power and authority to take all actions that it deems necessary and appropriate to pursue the Partnership's objective.

Director General Partners
Gene T. Pretti, Andrew J. Goodwin, III, Steven M. Kleiman, Jack L. Hansen and Peter A. Lechman are the Partnership's Director General Partners. The Managing General Partner must receive the approval of the Director General Partners before taking any action on certain major decisions (e.g., retaining the Partnership's investment adviser and independent public accountant). Each of the three Director General Partners who are not affiliated with the Investment Advisor received $2,000 for their service to the Partnership in 1996.

3.	CONTRIBUTIONS AND WITHDRAWALS:

Capital contributions may be accepted as of the first business day of each month upon approval of the Managing General Partner. All subscription funds received after the first business day of the month will be added to the general funds of the Partnership at the beginning of the following month.

Quarterly Repurchase Policy
On a quarterly basis, the Partnership offers to repurchase no less than 5% and no more than 25% of the Partnership's outstanding Units at the then net asset value per Unit.
Notice of the terms and conditions of each quarterly repurchase offer are sent to the Partners in advance of the offer.

In the case of the termination of the Partnership, distributions to the Partners will be made in proportion to their respective Unit ownership after the payment of all Partnership creditors.

4.	MANAGEMENT ARRANGEMENTS:

For 1996, Zazove Associates, LLC, the Partnership's Investment Adviser, received a monthly management fee from the Partnership equal to .166% (2% annualized rate) of the net asset value of the Partnership as of the opening of business on the first business day of each month. The management fee is reduced to % (1.5% annualized rate) for the Partnership's net asset value in excess of $25,000,000.

5.	EXPENSES:

The Partnership bears all of the costs and expenses of its operations, including the compensation of the Investment
Adviser, reimbursement of costs paid on its behalf by the Managing General Partner, fees for professional services, fees and reimbursements paid to Director General Partners, custodial fees, brokerage and other costs of portfolio transactions, the cost of regulatory compliance, the costs associated with maintaining the Partnership's legal existence and the costs involved with communicating with Limited Partners.

6.	INCOME TAXES:

No provision for federal income tax has been made because net income of the Partnership is not taxable as such for federal income tax purposes but is included in the income tax returns of the individual partners.

7.	INVESTMENT TRANSACTIONS:

For the years ended December 31, 1996 and 1995, purchases of investment securities (excluding short-term securities) were $96,297,367 and $36,906, respectively, and proceeds from sales of investment securities were $91,874,570 and $38,019,168, respectively. For federal income tax purposes, at December 31, 1996, the gross unrealized depreciation on investments was approximately $1,433,072, and the gross unrealized appreciation was approximately $3,804,041.
The cost of investments for federal income tax purposes was approximately $38,857,641 at December 31, 1996.

8.	OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

The Partnership may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Partnership that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At December 31, 1996, the market value of the common stock sold short was $1,480,445. These short positions are hedged positions and, as a result, any increase in the Partnership's obligation related to these short positions will generally be offset by gains in the related long convertible position.

At December 31, 1996, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

Medical management services	13.9%
Financial	8.0%
Banking	7.2%

Since the Partnership does not clear its own investment transactions, it has established an account with a brokerage firm for this purpose. The resulting concentration of credit risk is mitigated by the broker's obligation to comply with the rules and regulations of the Securities and Exchange
Act of 1934. At December 31, 1996, the Partnership owed the brokerage firm $990,674 for securities purchased on margin. The Partnership held cash and cash equivalents of $41,633 and had a receivable of $966,744, which could be used to effectively offset this margin balance. The Partnership pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

9.	FINANCIAL HIGHLIGHTS:

Per Unit Operating Performance      Year ended December 31,
																	           1996		1995
Net asset value per unit,
beginning of period:	           $11.29		$8.96
Net investment income	             0.54        0.51
Net gains on securities
realized and unrealized)      	2.26           1.82
Net asset value per unit,
end of period                        $14.09	11.29

TOTAL INVESTMENT RETURN	             24.80%       25.90%

Ratios/Supplemental Data

Partners' capital, end of period	$34,774,671	$24,938,913
Ratio of expenses (excluding margin
interest) to average partner's capital	2.31%	2.23%
Ratio of net investment income to average
partner's capital	                         4.51%	5.07%
Portfolio turnover rate	                    276%	155%

Average commission rate paid	             .0391